Walden Logo

                  Walden Asset Management
                  A Division of United States Trust Company of Boston

To:      Walden Social Balanced Fund Shareholders
From:    Stephen K. Moody
Date:    September 30, 1999
Subject: Portfolio Review and Economic Outlook for the Quarter Ending - September 30, 1999
                                                  Fund NAV: $9.60

                                                                        Since Inception
                                                              Quarter       6/22/99
                                                              -------   ---------------
Walden Social Balanced Fund*................................   -5.60%        -4.00%
Stocks: Standard & Poors 500 Index**........................   -6.25
Bonds: Lehman Bros Govt/Corp Index**........................    0.54
Cash: U.S. 3 Month Treasury Bills...........................    1.11

WALDEN ASSET MANAGEMENT SERVES AS INVESTMENT ADVISOR TO THE WALDEN SOCIAL BALANCED FUND AND RECEIVES A FEE FOR ITS SERVICES.

* After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance which is not an indication of future returns. **The S & P 500 Index is a broad market capitalization-weighted average of U. S. companies. The Lehman Government/Corporate Index is comprised of roughly 70% U. S. Treasury and Agency Obligations and 30% SEC registered corporate bonds.

For more information on all Walden Funds, including a Prospectus that outlines fees, charges and other operating expenses, call 1 (800) 441-8782 X4050. Please read the Prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES.

THE FINANCIAL MARKETS AND THE WALDEN SOCIAL BALANCED FUND

      This quarter the hot economy, resulting higher interest rates, the falling dollar and negative trade balance all gave the market, which we had thought overvalued at the end of June, jitters. If one defines a drop of 10% from peak prices (July 13th) as a correction, we had a correction. For the quarter, the Standard & Poors 500 Index dropped 6.2% and the portion of the Fund invested in equities dropped even more, some 8.3%. Rising interest rates lowered bond returns (using the Lehman Brothers Government/Corporate Bond Index) to 0.5%. Cash was king, though one could hardly call Treasury bill returns of 1.3% even a princely return. The Social Balanced Fund portfolio was not immune, declining some 5.6%.

      Last quarter the shift in market leadership among equities had been unprecedented for its magnitude: it was a shift from growth to value and from large to small. This quarter, however, the equity market reverted modestly to the

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

longer-term trend of the past five years, reversing some of what happened in the prior quarter. Large capitalization stocks again outperformed small. The S&P 100 large cap index dropped a -4.6% versus a -8.7% for the S&P 400 midcap index. Returns to large stocks were only slightly better than the S&P 600 small cap index, however, which declined 5.0%. Growth outperformed value. Using the BARRA Growth and Value division of the S&P 500, growth declined 3.7% versus a decline of 9.6% for value stocks. The equities of most, but not all, higher quality companies performed in line with the market. As for sectors of the economy, technology was the leader, actually up 4.4% for the quarter, and smaller technology did especially well. The poorest performing sectors were transportation (airlines, for example) and consumer stable stocks (like Coca-Cola, which is not in the portfolio).

      For the past twelve months, however, equity market returns were handsome, rising off the lows experienced during the Asian crisis in the Fall of 1998. The S&P 500 was up 27.8%. Most of the generalizations for the quarter about the performance of different segments of the market remain true for the past twelve months as well. Using the indices referred to above, larger stocks were up 36.4%; mid-sized up 24.0%; and small up 16.6%. Growth did better than value, up 32.2% versus 19.3%. Equities in the technology sector were up 74.4%; communications services up 36.9%; utilities faired worst, declining 5.0%.

      The conflicting sets of expectations that are driving the current financial markets are no different than they have been. One scenario envisions an overheating of the U.S. economy and a rapid global recovery, leading to inflation, rising interest rates and a resulting recession. This set of expectations, which is currently in ascendancy, contrasts with another, the continuation of the present reality, a sustainable level of growth, healthy corporate profits, very low inflation, and a slowly recovering global economy. Each day new information or thoughtful opinion from government or industry leaders makes news. The market, certainly overvalued on any fundamental basis, is vulnerable and blows in the direction that the news points. For example, near the end of many of the recent calendar quarters, as companies that are going to report problems pre-announce their shortfalls to prevent leaks, the equity market slides. And then, at the beginning of the next quarter, the equity markets rally as earnings news for most companies proves positive. There are other sources of volatility as well. The result is a series of swings, up and down, as the market participants remain deeply cognizant that the market cannot be this high or go higher unless the more benign case of modest growth and healthy profits continues.

OUR ECONOMIC OUTLOOK

      We continue to think the positive case, a sustainable level of growth, low inflation, and recovering corporate profits, will come to pass in the next twelve months as it has in the past twelve

      With this positive long-term outlook, we continue to favor equities. As of quarter end, fully discretionary balanced accounts at USTC were between 65 and seventy percent in equities. Because we remain concerned about the direction of interest rates, the fixed income portion (bonds and money market instruments) of the portfolio remains relatively short, with average maturities of less than 4 years, substantially below the maturities of the Lehman Brothers Government/Corporate Bond Index of 9.9 years.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

SOCIAL RESEARCH AND ACTION

      Social change efforts were many at Walden this quarter, including with companies not in the Walden Social Balanced Fund portfolio but held in other Walden accounts. (Walden Social Balanced Fund holdings are in BOLD) AMR, parent of American Airlines, increased its environmental commitment by agreeing to endorse the CERES Principles of environmental commitment and public accountability. For nearly two years Walden has spearheaded the effort to bring AMR into the CERES forum, the first major airline to do so. The multi-year timeframe underscores our experience that corporate change comes slowly, as well as the importance of investor constancy toward achieving long-lasting social objectives. We continue to be the lead investor representative for several major companies considering the CERES approach, including XEROX, Deere, and Harley-Davidson.

      Working with the Interfaith Center on Corporate Responsibility (ICCR), we have played a lead role in helping develop a shareholder resolution strategy for firms involved in genetically modified (GMO) foods. This topic is receiving almost daily attention in major US and international journals; ranging from debates on the risks posed by GMO foods to the environment and human health; to consumer, corporate and governmental reactions; and concerns over free trade. Our work will assist shareholder activists in introducing new shareholder resolutions that address this issue from seed producers to grocery stores. In addition to our plans to target several domestic companies for shareholder dialogue, we have written to Novartis and Schering, two European firms with significant interests in GMO foods.

      Over these past several months we have finalized our global proxy guidelines with a focus on our four major markets: the United Kingdom, Germany, France and Japan. Strong corporate governance on issues of independence, transparency and accountability is an essential first step toward effective international shareholder advocacy. Walden's efforts to learn more about Japanese corporate governance, the least open of our overseas markets, through a questionnaire to our top Japan-based companies received a response from more than 80 percent of the companies queried. A summary of our findings will appear in the upcoming edition of Values. Sakura Shimizu, a Northeastern University cooperative student, was of great assistance in achieving these results.

      We continued to extend our reach into the realm of international advocacy in home office visits to three leading European banks: Deutsche Bank, Credit Suisse and UBS. All these banks are UNEP signatories (United Nations Environmental Programme), and as such, have committed to integrating social and environmental factors into their credit and financing decisions. At each bank, Walden's Lauren Compere met with key environmental and credit officials to learn how they put their UNEP commitments into practice. While she characterizes their efforts as mixed, Lauren was impressed by the banks' level of openness and interest in our assessment of their progress.

      We have stepped up our discussions with Coca-Cola. While we are staying abreast of recent allegations of race discrimination, our primary dialogue focus is on public controversy around recycled content (or lack thereof) in bottles. We have organized a mid-month meeting with Coca-Cola and others in the social investment community to continue the dialogue. We have also assumed greater leadership in coordinating the large investor coalition addressing equal employment opportunity concerns at HOME DEPOT. The company is planning to meet with us in November.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

WALDEN AND Y2K

      This is our first quarterly review on Walden Asset Management letterhead, reflecting our increasing use of the Walden name to identify our social investing division. Our investment management team is unchanged, with the exception of the return of Geeta Aiyer, with whom we are all delighted to be working again. Walden now represents a critical mass, significant client assets (over $1.2 billion) and a deeply shared commitment to substantive social change.

      On another issue altogether, as we head into the last few months in which we can address Y2K technology issues, we continue to be confident that disruptions to our computer systems are relatively unlikely to occur. We are in conformity with all regulatory directives concerning Y2K and have completed remediation of all our critical systems. In addition, we have conducted successful testing with our significant third-party vendors as part of our effort to assess the viability of our interconnected systems. Of course, we cannot guarantee that computer-related services will not be interrupted as we enter the Year 2000. For that reason, we have adopted a comprehensive contingency plan, which would be implemented if there were a failure of any of the critical computer-related systems on which we rely. In the coming months, we will monitor actively all Y2K-related issues, including issues related to your investments, so that we can continue to provide service to you as we enter the next century.

Sincerely,

/s/ Stephen K. Moody
Stephen K. Moody
Portfolio Manager and Senior Vice President
United States Trust Company

To:      All Shareholders/Walden Social Equity Fund
From:    Robert Lincoln
Re:      Portfolio Manager's Report - September 30, 1999
                              Fund NAV: $9.46

                            COMPARATIVE PERFORMANCE

                                                           Quarter Ending 9/30/99   Since Inception 6/20/99
                                                           ----------------------   -----------------------
Walden Social Equity Fund*.............................           -7.89%                    -5.40%
Standard & Poor's 500**................................           -6.25%                    -4.58%

WALDEN ASSET MANAGEMENT SERVES AS INVESTMENT ADVISOR TO THE WALDEN SOCIAL EQUITY FUND AND RECEIVES A FEE FOR ITS SERVICES.

* After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance which is not an indication of future returns.

** The S & P 500 Index is a broad market capitalization-weighted average of
   U. S. companies.

For more information on all Walden Funds, including a Prospectus that outlines fees, charges and other operating expenses, call 1 (800) 441-8782 X4050. Please read the Prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES.

MARKET & PERFORMANCE SUMMARY -- THIRD QUARTER, 1999

      Although we were spared the alarming headlines of a year ago, for the second summer in a row we experienced a broad-based decline in the stock market. Last year's price drop was prompted by investor fear that Asia's economic turmoil would lead our own economy into recession. As actual economic developments last fall proved those fears to be unfounded, stock indices quickly recouped the summer's losses, and then most proceeded to new highs. This year, rising interest rates and concern about an acceleration of inflation were the catalysts for the price drop.

      The Walden Social Equity Fund was not able to avoid the impact of the broad decline in stock values during the quarter, as the downtrend left few stocks, sectors or equity investment styles unscathed. As disappointing as the recent results of 1999 are to all of us, the important question is whether we are simply in the midst of another short term price decline, or if we are at the beginning of a longer term bear market that will erase a large part of the outstanding gains of the past several years. As I outline in the following sections of this memorandum, we continue to believe that the overall economic trend will support further corporate profit growth through at least next year, with comparatively low inflation and interest rates. If we are correct in this view, stocks are likely to resume an upward trend in the months ahead, just as they did a year ago.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

ECONOMIC SUMMARY & OUTLOOK

      To paraphrase Mark Twain, forecasts of the demise of the favorable economic trend we have enjoyed since the early 1980's have been greatly exaggerated on many occasions. Virtually every year a few respected economists (and of course most new political candidates) make a plausible case that we are about to enter a recession, or that a return to the high rates of inflation experienced in the 1970's is around the corner. In reality, the United States has experienced just one recession during the past seventeen years, and inflation has averaged about 3% since 1982. In recent years, real economic growth has actually been well above the historic norm, with inflation barely reaching a 2% annual rate. Our strong currency, and an evolving economic structure under which companies manufacture both capital goods and consumer products abroad at lower cost, have subdued inflation. Moreover, technological advances have led to above average gains in productivity through the 1990's. We give credit as well to our government for maintaining a successful balance between fiscal and monetary policy.

      This confluence of favorable events may not last forever, but economic trends do not end simply due to old age. Typically, periods of rising inflation or recession follow poor administrative decisions by government policy makers, outside factors (for example the oil embargo of the 1970's), or sustained imbalances that develop in either labor or capital resources. At this time, raw materials, capital, and the worldwide labor pool are abundant. There is also no evidence that the beneficial effect of technology enhancements, which aid both inflation and productivity, is abating. One of the areas often cited as a harbinger of rising inflation is the shortage of low-wage, service sector labor in the United States, which includes jobs ranging from retail trade clerks to bank tellers. Within our current full employment environment, these workers have received comparatively rapid wage increases in recent years. While harmful to the profit margins of the businesses affected, these costs do not account for a sufficient level of total wages to raise our overall inflation rate meaningfully. That said, rising inflation still represents a far greater risk to stock values over the next year than does a potential economic recession. We will continue to monitor inflation indicators closely, but are unlikely to become concerned unless either economy-wide wage costs rise above a 5%-6% annual rate or productivity gains stall.

INVESTMENT STRATEGY

      By their nature these quarterly updates focus on current developments and strategy. Yet financial market trends do not always fit into convenient three-month or even annual intervals. Periodically it is worthwhile to step back and consider where we are in the longer-term cycle. The current phase of the nearly twenty year bull market we have enjoyed began in 1995. Since then, the Standard & Poors 500 stock index has approximately tripled in value, rising from just over 450 to roughly 1300. Over this period, corporate profits have increased by about 75%, surely an excellent gain, but not enough to be solely responsible for the entire rise in stock prices. Equally important has been the increase in the valuation of corporate profits from less than 15 to more than 25 times reported earnings. A combination of lower interest rates and investor confidence about future economic stability and profit growth has supported the move to current record valuation levels.

      A review of average stock valuation levels alone does not provide the whole story, however, since the average is influenced by the prices of a select group of large companies that are growing rapidly. (Walden Social Equity Fund holdings are in bold.) Most operate in the technology and pharmaceutical industries, and also include such issues as General Electric, Wal-Mart and PROCTOR & GAMBLE. Valuations for these companies range from about 30 to over 60 times earnings for a few of the leading technology firms such as MICROSOFT, CISCO SYSTEMS and

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

LUCENT. Then there are the large Internet related companies (America Online, Yahoo! and Amazon to name a few) that have an aggregate market capitalization in the hundreds of billions of dollars without recording any meaningful profits! Once we look past these large, premium priced companies, we find that the balance of the market today is filled with many well managed, solid businesses that are available at more historically reasonable valuations ranging from just 10 to 20 times earnings. Examples in the fund include WILMINGTON TRUST, MCCLATCHY, LEGGETT & PLATT and CARLISLE CORP. These companies will not grow as quickly as some of the technology leaders, but all enjoy a solid business franchise and are able to generate surplus cash flow that is being used to pay dividends, buy back stock or complete acquisitions intended to enhance shareholder value.

      Even more than usual, charting a successful investment strategy course for the Fund at this time must emphasize or de-emphasize certain stock groups and equity styles, and of course select strong individual companies. We have not changed this view. Over a year ago we began moving gradually from the premium priced large growth companies noted above toward greater representation in the more reasonably valued sectors of the market. We have retained significant exposure to large growth companies, but have owned comparatively less than their weighting in the S & P 500 index since the summer of 1998. The under-representation was the primary reason the Fund slightly trailed the S & P 500 return during the third quarter. Large company growth stocks, especially those in the technology sector, have been virtually the only areas of the market to post above average gains this year. In hindsight, the move toward more reasonably valued stocks was premature. It was consistent, however, with our established investment approach of seeking long term capital growth within a lower risk, diversified equity style. We are confident that in time the wide valuation gap that has opened between the select group of large capitalization growth companies and the wider universe of good quality, small to medium size companies will narrow. The timing of the momentum shift is difficult to forecast, but our long-term experience is that investment in strong businesses at reasonable valuations ultimately will be well rewarded.

SOCIAL RESEARCH AND ACTION

      Social change efforts were many at Walden this quarter, including with companies not in the Walden Social Equity Fund portfolio but held in other Walden accounts. AMR CORPORATION, parent of American Airlines, has ramped up its environmental commitment by agreeing to endorse the CERES Principles of environmental commitment and public accountability. For nearly two years Walden has spearheaded the effort to bring AMR into the CERES forum, the first major airline to do so. The multi-year timeframe underscores our experience that corporate change comes slowly, as well as the importance of investor constancy toward achieving long-lasting social objectives. We continue to be the lead investor representative for several major companies considering the CERES approach, including XEROX, Deere, and Harley-Davidson.

      Working with the Interfaith Center on Corporate Responsibility (ICCR), we have played a lead role in helping develop a shareholder resolution strategy for firms involved in genetically modified (GMO) foods. This topic is receiving almost daily attention in major US and international journals; ranging from debates on the risks posed by GMO foods to the environment and human health; to consumer, corporate and governmental reactions; and concerns over free trade. Our work will assist shareholder activists in introducing new shareholder resolutions that address this issue from seed producers to grocery stores. In addition to our plans to target several domestic companies for shareholder dialogue, we have written to Novartis and Schering, two European firms with significant interests in GMO foods.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

      Over these past several months we have finalized our global proxy guidelines with a focus on our four major markets: the United Kingdom, Germany, France and Japan. Strong corporate governance on issues of independence, transparency and accountability is an essential first step toward effective international shareholder advocacy. Walden's efforts to learn more about Japanese corporate governance, the least open of our overseas markets, through a questionnaire to our top Japan-based companies received a response from more than 80 percent of the companies queried. A summary of our findings will appear in the upcoming edition of Values. Sakura Shimizu, a Northeastern University cooperative student, was of great assistance in achieving these results.

      We continued to extend our reach into the realm of international advocacy in home office visits to three leading European banks: Deutsche Bank, Credit Suisse and UBS. All these banks are UNEP signatories (United Nations Environmental Programme), and as such, have committed to integrating social and environmental factors into their credit and financing decisions. At each bank, Walden's Lauren Compere met with key environmental and credit officials to learn how they put their UNEP commitments into practice. While she characterizes their efforts as mixed, Lauren was impressed by the banks' level of openness and interest in our assessment of their progress.

      We have stepped up our discussions with Coca-Cola. While we are staying abreast of recent allegations of race discrimination, our primary dialogue focus is on public controversy around recycled content (or lack thereof) in bottles. We have organized a mid-month meeting with Coca-Cola and others in the social investment community to continue the dialogue. We have also assumed greater leadership in coordinating the large investor coalition addressing equal employment opportunity concerns at Home Depot. The company is planning to meet with us in November.

      On another issue altogether, as we head into the last few months in which we can address Y2K technology issues, we continue to be confident that disruptions to our computer systems are relatively unlikely to occur. We are in conformity with all regulatory directives concerning Y2K and have completed remediation of all our critical systems. In addition, we have conducted successful testing with our significant third-party vendors as part of our effort to assess the viability of our interconnected systems. Of course, we cannot guarantee that computer-related services will not be interrupted as we enter the Year 2000. For that reason, we have adopted a comprehensive contingency plan, which would be implemented if there were a failure of any of the critical computer-related systems on which we rely. In the coming months, we will monitor actively all Y2K-related issues, including issues related to your investments, so that we can continue to provide service to you as we enter the next century.

      On behalf of all of us at United States Trust, as advisor to the Fund, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7256 should you have any questions about our investment views or your account.

Sincerely,

/s/ Robert A. Lincoln
Robert A. Lincoln
Portfolio Manager and Senior Vice President
United States Trust Company

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                             COMMON STOCKS (67.8%):                          Market Value
-----------------------------------------------------------------------------------------------------
                         COMMUNICATION SERVICES -- (7.5%):
       1,675             Alltel Corp. ..........................................         $    117,878
       1,600             Ameritech Corp. .......................................              107,500
       2,850             AT&T Corp. ............................................              123,975
       3,000             Bellsouth Corp. .......................................              135,000
       1,000             Centurytel, Inc. ......................................               40,625
       1,500             MCI Worldcom, Inc. (b).................................              107,813
         800             Vodafone Airtouch PLC, ADR.............................              190,200
                                                                                         ------------
                                                                                              822,991
                                                                                         ------------
                         CONSUMER CYCLICALS -- (7.6%):
       1,100             Costco Wholesale Corp. (b).............................               79,200
       5,000             Dollar General.........................................              154,375
       1,000             Home Depot, Inc. ......................................               68,625
         600             Honda Motor Co. Ltd....................................               49,088
       6,000             La-Z-Boy, Inc. ........................................              114,375
       3,000             Leggett & Platt, Inc. .................................               59,063
       2,500             Modine Manufacturing Co. ..............................               58,281
       2,000             Omnicom Group..........................................              158,374
       3,500             Tjx Companies, Inc. ...................................               98,219
                                                                                         ------------
                                                                                              839,600
                                                                                         ------------
                         CONSUMER PRODUCTS -- (8.0%):
       2,600             Newell Rubbermaid, Inc. ...............................               74,263
       3,000             Aptargroup, Inc. ......................................               80,250
       2,100             Cintas Corp. ..........................................              121,407
        2000             Gillette...............................................               67,875
       1,500             Hannaford Brothers Co. ................................              105,656
       2,800             Avon Products, Inc. ...................................               69,475
       3,000             Colgate-Palmolive Co. .................................              137,250
       2,100             CVS Corp. .............................................               85,706
       2,000             Sysco Corp. ...........................................               70,125
       3,000             Walgreen Co. ..........................................               76,125
                                                                                         ------------
                                                                                              888,132
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         ENERGY AND RESOURCE -- (2.3%):
       2,300             BP Amoco, ADR..........................................         $    254,869
                                                                                         ------------
                         FINANCE (8.5%):
       4,000             T. Rowe Price Associates, Inc. ........................              109,750
       1,600             Wilmington Trust Corp. ................................               77,700
       1,875             American International Group...........................              163,008
       4,000             BankBoston Corp. ......................................              173,500
       3,000             Fannie Mae.............................................              188,062
         800             Northern Trust Corp. ..................................               66,800
       1,600             State Street Corp. ....................................              103,400
       1,500             Wells Fargo Company....................................               59,438
                                                                                         ------------
                                                                                              941,658
                                                                                         ------------
                         HEALTH CARE -- (10.4%):
       1,000             Amgen, Inc. (b)........................................               81,500
       2,500             Boston Scientific Corp. (b)............................               61,719
       2,000             Cardinal Health, Inc. .................................              109,000
       1,000             Genzyme Corp. General Division (b).....................               45,063
       1,000             Guidant Corp...........................................               53,625
       2,400             Johnson & Johnson......................................              220,499
       4,400             Medtronic, Inc. .......................................              156,200
       2,600             Merck & Co., Inc. .....................................              168,513
       1,700             Patterson Dental Company (b)...........................               84,256
       2,400             Schering-Plough Corp. .................................              104,700
       1,200             Stryker Corp. .........................................               61,350
                                                                                         ------------
                                                                                            1,146,425
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         INDUSTRIAL MATERIAL -- (3.1%):
       1,800             Bemis Co. .............................................         $     60,975
       2,000             Consolidated Papers, Inc. .............................               53,750
       2,000             Praxair, Inc. .........................................               92,000
       5,000             RPM, Inc. .............................................               60,938
       1,300             Avery Dennison Corp. ..................................               68,575
                                                                                              336,238
                                                                                         ------------
                         PRODUCER PRODUCTS -- (4.7%):
       2,000             Baldor Electric Co. ...................................               37,875
       3,100             Miller (Herman) Inc. ..................................               74,109
       2,000             Teleflex, Inc. ........................................               79,000
       3,000             Illinois Tool Works, Inc. .............................              223,687
       1,000             Ingersoll Rand Co. ....................................               54,938
       1,000             Grainger W.W., Inc. ...................................               48,063
                                                                                         ------------
                                                                                              517,672
                                                                                         ------------
                         TECHNOLOGY -- (14.8%):
       2,000             Affiliated Computer Services, Inc. Class A (b).........               81,250
       1,800             Applied Materials, Inc. (b)............................              140,175
       2,800             Cisco Systems, Inc. (b)................................              191,975
         800             EMC Corp. (b)..........................................               57,150
       2,500             Ericsson (L.M.), ADR...................................               78,125
       1,600             Hewlett-Packard Co. ...................................              147,200
       1,200             IBM Corp. .............................................              145,650
       2,400             Intel Corp. ...........................................              178,350
       4,000             Lucent Technologies, Inc. .............................              259,500
       3,100             Microsoft Corp. (b)....................................              280,743
         100             Nokia Corp. ...........................................                8,981
       1,500             Xerox Corp. ...........................................               62,906
                                                                                         ------------
                                                                                            1,632,005
                                                                                         ------------
                         TRANSPORTATION (0.9%):
       6,500             Southwest Airlines Co. ................................               98,719
                                                                                         ------------
                         Total Common Stocks....................................            7,478,309
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

      Shares                           CORPORATE BONDS -- (10.5%):                       Market Value
-----------------------------------------------------------------------------------------------------
      50,000             Amr Corp., 10.57%, 1/15/01.............................         $     52,285
     250,000             At&T Corporation, 7.00%, 05/15/05......................              251,026
     250,000             Heinz (H.J.) Co., 6.875%, 1/15/03......................              253,057
     200,000             Leggett & Platt, Inc., 7.185%, 4/24/02.................              203,020
      50,000             May Department Stores, 9.875%, 12/1/02.................               54,748
     150,000             Pacific Bell, 6.875%, 5/15/06..........................              149,928
     200,000             Sysco Corp., 6.50%, 6/15/05............................              197,504
                                                                                         ------------
                         Total Corporate Bonds..................................            1,161,568
                                                                                         ------------

                         MORTGAGES (7.3%):
-----------------------------------------------------------------------------------------------------
     400,000             FNMA, 7.00%, 12/25/19..................................              401,869
     134,315             FNMA, 7.15%, 8/25/20...................................              134,463
     261,632             GNMA, 7.50%, 10/15/25..................................              263,096
                                                                                         ------------
                         Total Mortgages........................................              799,428
                                                                                         ------------

                         TAXABLE MUNICIPAL BONDS AND NOTES (0.5%):
-----------------------------------------------------------------------------------------------------
                         CALIFORNIA (0.5%):
                         California (State Of), 8.15%, 9/1/01, U.S. Taxable
      50,000             Muni...................................................               51,762
                                                                                         ------------
                         Total Taxable Municipal Bonds and Notes................               51,762
                                                                                         ------------

                         CERTIFICATES OF DEPOSIT -- (1.4%):
-----------------------------------------------------------------------------------------------------
      50,000             Community Capital Bank, 4.57%, 7/20/04.................               50,000
      50,000             Shorebank Pacific, 4.55%, 7/13/04......................               50,000
      50,000             Vermont Development Credit, 5.20%, 7/13/04.............               50,000
                                                                                         ------------
                         Total Certificates of Deposit..........................              150,000
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                           U.S. GOVERNMENT AND
      Shares                    GOVERNMENT AGENCY OBLIGATIONS -- (11.5%):                Market Value
-----------------------------------------------------------------------------------------------------
     100,000           FFCB, 5.95%, 3/5/08......................................         $     95,605
     100,000           FFCB, 5.80%, 6/17/05.....................................               96,093
     400,000           FHLB, 4.565%, 10/16/00...................................              394,798
     200,000           FHLB, 5.90%, 3/26/09.....................................              189,186
     300,000           FMLB, 6.185%, 5/6/08.....................................              290,794
     106,000           FNMA, 5.125%, 2/13/04....................................              100,958
     100,000           HUD 94A Pohatcong, 7.13%, 8/1/12, Callable 8/1/03 @ 100..               99,737
                                                                                         ------------
                       Total U.S. Government and Government Agency
                       Obligations..............................................            1,267,171
                                                                                         ------------

                       SHORT-TERM INVESTMENTS -- (1.2%):
-----------------------------------------------------------------------------------------------------
     130,924           SEI Daily Income Government II Fund......................         $    130,924
                                                                                         ------------
                       Total Short-Term Investments.............................              130,924
                                                                                         ------------
                       TOTAL (COST $11,515,673) (A).............................
                                                                                         $ 11,039,162
                                                                                         ============

Percentages indicated are based on net assets of $ 11,023,444.
---------------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                         Unrealized appreciation....................................    $    214,563
                         Unrealized depreciation....................................     (691,073.56)
                                                                                        ------------
                                  Net unrealized appreciation.......................    $(476,510.53)
                                                                                        ============

(b) Non-income producing securities.

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FNMA -- Fannie Mae

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                             COMMON STOCKS (98.2%):                          Market Value
-----------------------------------------------------------------------------------------------------
                         COMMUNICATION SERVICES (8.5%):
       5,427             Alltel Corp. ..........................................         $    381,925
       4,700             Ameritech Corp. .......................................              315,781
      12,500             AT&T Corp. ............................................              543,750
       8,400             Bellsouth Corp. .......................................              378,000
       4,000             MCI Worldcom, Inc. (b).................................              287,500
                                                                                         ------------
                                                                                            1,906,956
                                                                                         ------------
                         CONSUMER CYCLICALS -- 11.2%):
      10,000             Bj's Wholesale Club Inc. (b)...........................              295,625
       2,900             Costco Wholesale Corp. (b).............................              208,800
      10,000             La-Z-Boy, Inc. ........................................              190,625
      12,600             Leggett & Platt, Inc. .................................              248,063
       7,000             McClatchy Newspapers, Inc., Class A....................              250,250
      10,000             Modine Manufacturing Co. ..............................              233,125
       5,000             Omnicom Group..........................................              395,938
      10,000             Tjx Companies, Inc. ...................................              280,625
         800             Washington Post Co. ...................................              408,499
                                                                                         ------------
                                                                                            2,511,550
                                                                                         ------------
                         CONSUMER PRODUCTS -- (8.2%):
       8,900             Aptargroup, Inc. ......................................              238,075
       3,300             Hannaford Brothers Co. ................................              232,444
       5,000             Kimberly Clark Corp. ..................................              262,500
       8,000             Newell Rubbermaid, Inc. ...............................              228,500
       3,600             Procter & Gamble Co. ..................................              337,500
      15,500             Sysco Corp. ...........................................              543,469
                                                                                         ------------
                                                                                            1,842,488
                                                                                         ------------
                         ENERGY & RESOURCE -- (4.8%):
       9,616             BP Amoco, ADR..........................................            1,065,573
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         FINANCE -- (13.9%):
      10,000             BankBoston Corp. ......................................         $    433,750
       4,000             Chubb Corp. ...........................................              199,250
      12,800             Cincinnati Financial Corp. ............................              480,399
       6,500             Fannie Mae.............................................              407,469
       6,150             First Virginia Banks, Inc. ............................              267,909
       4,000             State Street Corp. ....................................              258,500
      12,200             T. Rowe Price Associates, Inc. ........................              334,738
       2,800             Wachovia Corp. ........................................              220,150
       5,900             Wells Fargo Company....................................              233,788
       5,800             Wilmington Trust Corp. ................................              281,663
                                                                                         ------------
                                                                                            3,117,616
                                                                                         ------------
                         HEALTH CARE -- (15.2%):
       4,400             Amgen, Inc. (b)........................................              358,600
       5,800             Bristol-Myers Squibb Co. ..............................              391,500
       7,437             Cardinal Health, Inc. .................................              405,316
      10,000             Dentsply International.................................              227,500
       4,000             Guidant Corp. .........................................              214,500
       5,000             Idx Systems Corp (b)...................................               90,625
       4,000             Johnson & Johnson......................................              367,500
       8,000             Manor Care Inc. (b)....................................              137,500
       8,000             Medtronic, Inc. .......................................              284,000
       6,000             Merck & Co., Inc. .....................................              388,875
       6,500             Schering-Plough Corp. .................................              283,563
       5,000             Stryker Corp. .........................................              255,625
                                                                                         ------------
                                                                                            3,405,104
                                                                                         ------------
                         INDUSTRIAL MATERIALS -- (2.8%):
       6,400             Bemis Co. .............................................              216,800
       5,000             Praxair, Inc. .........................................              230,000
      14,300             RPM, Inc. .............................................              174,281
                                                                                         ------------
                                                                                              621,081
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         PRODUCER PRODUCTS -- (11.2%):
       6,900             Carlisle Cos., Inc.....................................         $    272,550
       5,000             Grainger W.W., Inc. ...................................              240,313
       6,100             Hubbell, Inc., Class B.................................              194,438
       6,600             Illinois Tool Works, Inc. .............................              492,112
       5,000             Ingersoll Rand Co. ....................................              274,687
      10,800             Miller (Herman) Inc. ..................................              258,188
       5,800             Precision Castparts....................................              176,900
       5,000             Tecumseh Products Co.-Cl B.............................              225,625
       5,000             Teleflex, Inc. ........................................              197,500
       5,000             Tennant Company Common.................................              169,375
                                                                                         ------------
                                                                                            2,501,688
                                                                                         ------------
                         TECHNOLOGY -- (21.6%):
       6,000             Affiliated Computer Services, Inc. Class A (b).........              243,750
       7,000             Applied Materials, Inc. (b)............................              545,124
       5,000             Automatic Data Processing, Inc. .......................              223,125
       7,400             Cisco Systems, Inc. (b)................................              507,363
       7,000             Ericsson (L.M.), ADR...................................              218,750
       5,700             Hewlett-Packard Co. ...................................              524,400
       4,000             IBM Corp. .............................................              485,500
       7,300             Intel Corp. ...........................................              542,481
       8,000             Lucent Technologies, Inc. .............................              519,000
       6,000             Microsoft Corp. (b)....................................              543,375
       2,000             Sanmina Corp. (b)......................................              154,750
       8,000             Xerox Corp. ...........................................              335,500
                                                                                         ------------
                                                                                            4,843,118
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- (0.7%):
       3,000             AMR Corp. (b)..........................................         $    163,500
                                                                                         ------------
                         Total Common Stocks....................................           21,978,674
                                                                                         ------------

                         SHORT-TERM INVESTMENTS -- (1.8%):
-----------------------------------------------------------------------------------------------------

     405,623             SEI Daily Income Government II Fund....................              405,623
                                                                                         ------------
                         Total Short-Term Investments...........................              405,623
                                                                                         ------------
                         TOTAL (COST $23,811,178) (a)...........................         $ 22,384,297
                                                                                         ============

Percentages indicated are based on net assets of $22,391,853.
---------------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                         Unrealized appreciation.....................................    $   712,343
                         Unrealized depreciation.....................................     (2,139,224)
                                                                                         ===========
                                  Net unrealized appreciation........................    $(1,426,881)
                                                                                         ===========

(b) Non-income producing securities.

See Notes to Financial Statements.

THE COVENTRY GROUP

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        WALDEN           WALDEN
                                                                        SOCIAL           SOCIAL
                                                                       BALANCED          EQUITY
                                                                         FUND             FUND
                                                                     -------------    -------------
ASSETS
      Investments in securities, at value (cost $11,515,673;
        $23,811,178)........................................          $11,039,162      $22,384,297
      Cash
      Receivables:
            Dividends and interest..........................               58,576           29,518
      Prepaid expenses and other assets.....................               14,651            9,331
                                                                      -----------      -----------
                  Total assets..............................          $11,112,389      $22,423,146
                                                                      -----------      -----------

LIABILITIES
      Cash overdraft........................................          $     2,434      $     6,706
      Payables:
            Payable for securities purchased................               67,251               --
            Advisory Fees...................................                6,907           14,221
            Administration fees.............................                  488            1,055
            Custody Fees....................................                  797               78
            Transfer Agent Fees.............................                2,135            2,470
      Accrued expenses......................................                8,933            6,763
                                                                      -----------      -----------
                  Total liabilities.........................               88,945           31,293
                                                                      -----------      -----------

NET ASSETS..................................................          $11,023,444      $22,391,853
                                                                      ===========      ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($11,023,444/1,148,719 shares outstanding;
      $22,391,853/2,367,360 shares outstanding; unlimited
      number of shares authorized without par value)........                $9.60            $9.46
                                                                           ======           ======

COMPONENTS OF NET ASSETS
      Paid-in capital.......................................          $11,485,926      $23,659,820
      Undistributed net investment income...................               53,933           17,328
      Undistributed net realized gain (loss) on
        investments.........................................              (39,904)         141,586
      Net unrealized appreciation (depreciation) on
        investments.........................................             (476,511)      (1,426,881)
                                                                      -----------      -----------
            Net assets......................................          $11,023,444      $22,391,853
                                                                      ===========      ===========

See Notes to Financial Statements.

THE COVENTRY GROUP

STATEMENTS OF OPERATIONS -- FOR THE PERIOD ENDING SEPTEMBER 30, 1999(a) (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        WALDEN           WALDEN
                                                                        SOCIAL           SOCIAL
                                                                       BALANCED          EQUITY
                                                                         FUND             FUND
                                                                     -------------    -------------
INVESTMENT INCOME
      Income
            Interest........................................           $  25,052       $        --
            Dividends.......................................              61,240            84,110
                                                                       ---------       -----------
                  Total income..............................           $  86,292       $    84,110
                                                                       ---------       -----------
      Expenses
            Advisory fees...................................           $  23,601       $    49,686
            Administration fees.............................               6,342            13,352
            Transfer agent fees.............................               5,136             5,472
            Custody fees....................................               1,811             1,351
            Audit fees......................................               1,658             1,463
            Trustees fees...................................                 598               497
            Registration fees...............................                 527               418
            Legal fees......................................                 565               529
            Insurance.......................................                  77                37
            Reports to shareholders.........................               1,658             1,421
            Miscellaneous...................................               5,719             4,673
                                                                       ---------       -----------
                  Total expenses............................              47,692            78,899
            Less waivers/reimbursements.....................             (15,333)          (12,117)
                                                                       ---------       -----------
            Net expenses....................................              32,359            66,782
                                                                       ---------       -----------
                  NET INVESTMENT INCOME.....................              53,933            17,328
                                                                       ---------       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain (loss) from security transactions...             (39,904)          141,586
      Net change in unrealized appreciation on
        investments.........................................            (476,511)       (1,426,881)
                                                                       ---------       -----------
            Net realized and unrealized gain (loss) on
               investments..................................            (516,415)       (1,285,295)
                                                                       ---------       -----------
                  NET INCREASE (DECREASE) IN NET ASSETS
                     RESULTING FROM OPERATIONS..............           $(462,482)      $(1,267,967)
                                                                       =========       ===========

---------------

(a) Funds commenced operations on June 20, 1999.

See Notes to Financial Statements.

THE COVENTRY GROUP

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                WALDEN SOCIAL            WALDEN SOCIAL
                                                                BALANCED FUND             EQUITY FUND
                                                                PERIOD ENDED             PERIOD ENDED
                                                            SEPTEMBER 30, 1999(b)    SEPTEMBER 30, 1999(b)
                                                            ---------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
      Net investment income........................              $    53,933              $    17,328
      Net realized gain (loss) from security
        transactions...............................                  (39,904)                 141,586
      Net change in unrealized appreciation on
        investments................................                 (476,511)              (1,426,881)
                                                                 -----------              -----------
       NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS..................                 (462,482)              (1,267,967)
                                                                 -----------              -----------

CAPITAL SHARE TRANSACTIONS
      Net increase in net assets derived from net
        change in outstanding shares(a)............               11,485,926               23,659,820
                                                                 -----------              -----------
       TOTAL INCREASE IN NET ASSETS................               11,023,444               22,391,853

NET ASSETS
      Beginning of year............................                       --                       --
                                                                 -----------              -----------
END OF PERIOD......................................              $11,023,444              $22,391,853
                                                                 ===========              ===========

(a) A summary of capital share transactions is as follows:

                                                         Period Ending                Period Ending
                                                      September 30, 1999           September 30, 1999
                                                    -----------------------      -----------------------
                                                     SHARES       VALUE           SHARES        VALUE
                                                    --------   ------------      ---------   -----------
Shares sold...................................      1,186,582  $ 11,866,888      2,445,901   $24,458,972
Shares issued in reinvestment of
  distribution................................            --             --             --            --
Shares issued in stock split..................            --             --             --            --
Shares redeemed...............................       (37,863)      (380,963)       (78,540)     (799,152)
                                                    --------   ------------      ---------   -----------
Net increase..................................      1,148,719  $ 11,485,925      2,367,361   $23,659,820
                                                    ========   ============      =========   ===========

---------------

(b) Fund commenced operations on June 20, 1999

See Notes to Financial Statements.

THE COVENTRY GROUP

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"), which commenced operations on June 20, 1999. The Funds offer one class of shares of beneficial interest ("shares"). The Group is authorized to issue an unlimited number of shares.

     The Funds' investment objectives are as follows:

     Walden Social Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

     Walden Social Equity Fund seeks long-term capital growth through an actively managed portfolio of stocks.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and ask price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. Federal Income Taxes. It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute in a timely manner, all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. Net realized gains and losses on investments sold are recorded on the first-in, first-out basis. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

THE COVENTRY GROUP

--------------------------------------------------------------------------------

     D. Dividends to Shareholders. Dividends from net investment income are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification

     E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the period ended September 30, 1999, United States Trust Company of Boston, (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. As compensation for its services, the Adviser was entitled to an annual fee, computed daily and paid monthly, equal to 0.75% of each Fund's average net assets.

     The Adviser, which is a Massachusetts-chartered banking and trust company, acts as the Funds' Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Funds.

     BISYS Fund Services (the "Administrator"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. acts as the Funds' Administrator under an Administration Agreement. For its services, the Administrator receives an annual fee, computed daily and paid monthly, equal to 0.20% of each Fund's average net assets.

     BISYS Fund Services (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

     Certain officers and trustees of the Group are also officers and/or directors of the Administrator and Distributor.

     The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds to the extent necessary to limit each Fund's aggregate annual operating expenses to 1.00% of average net assets through March 31, 2000. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to reimbursement by the Funds within three years provided the Funds are able to effect such reimbursement and remain in compliance with applicable limitations. For the period ended September 30, 1999 the Adviser reimbursed the Funds as follows:

Walden Social Balanced Fund.................................    $13,711
Walden Social Equity Fund...................................    $ 8,702

THE COVENTRY GROUP

--------------------------------------------------------------------------------

     The Administrator voluntarily agreed to waive a portion of their fees. For the period ended September 30, 1999 the Administrator waived fees as follows:

Walden Social Balanced Fund.................................    $1,621
Walden Social Equity Fund...................................    $3,414

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                              PURCHASES       SALES
                                                              ----------    ----------
Walden Social Balanced Fund.................................  $2,598,822    $1,814,080
Walden Social Equity Fund...................................  $2,418,951    $2,875,863

THE COVENTRY GROUP
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Walden Social            Walden Social
                                                              Balanced Fund             Equity Fund
                                                              Period Ending            Period Ending
                                                          September 30, 1999(a)    September 30, 1999(a)
                                                          ---------------------    ---------------------
Net asset value, beginning of period....................         $10.00                   $10.00
Income from investment operations:
      Net investment income.............................           0.05                     0.01
      Net realized and unrealized gain (loss) on
       investments......................................          (0.45)                   (0.55)
                                                                 ------                   ------
Total from investment operations........................          (0.40)                   (0.54)
                                                                 ------                   ------
Net asset value, end of period..........................         $ 9.60                   $ 9.46
                                                                 ======                   ======
Total return............................................          (4.00%)(b)               (5.40%)(b)
Ratios/supplemental data:
Net assets, end of period (millions)....................         $ 11.0                   $ 22.4
Ratio of expenses to average net assets:
      Before expense reimbursement......................           1.51%(c)                 1.19%(c)
      After expense reimbursement.......................           1.00%(c)                 1.00%(c)
Ratio of net investment income to average net assets:
      Before expense reimbursement......................           1.71%(c)                 0.26%(c)
      After expense reimbursement.......................           2.22%(c)                 0.45%(c)
Portfolio turnover rate.................................          16.97%                   10.42%

---------

(a) Fund commenced operations on June 20, 1999.
(b) Not annualized
(c) Annualized

See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                          Administrator & Distributor

                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

11/99

                                  Walden Logo
                            WALDEN ASSET MANAGEMENT
              A Division of United States Trust Company of Boston

                     UNITED STATES TRUST COMPANY OF BOSTON

                          WALDEN SOCIAL BALANCED FUND

                           WALDEN SOCIAL EQUITY FUND

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1999